Exhibit 10.17


                           INTERCOMPANY LOAN AGREEMENT


                             Dated December 26, 2002

                                     between

           Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), as borrower, and Siliconix Incorporated, a Delaware corporation ("Siliconix"), as lender.

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

           Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

           "Agreement" shall mean this Intercompany Loan Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

           "Business Day" means a day of the year on which banks in the New York City, Borough of Manhattan, are not required or authorized by law to close.

           "Credit Facility" means the credit facility provided for under that certain Amended and Restated Long Term Revolving Credit Agreement, dated as of June 1, 1999, among Vishay, the Permitted Borrowers, Comerica Bank and the Lenders signatory thereto, and Comerica Bank as administrative agent for the Lenders, as the same has been or may be supplemented, amended or extended from time.

           "Credit Facility Default" means a Default or Event of Default under the Credit Facility, as each such term is defined in the Credit Facility.

           "Loan" has the meaning specified in Section 2.01.

           "Loan Documents" means and includes this Agreement and any Note.

           "Loan Request" has the meaning specified in Section 2.03.

           "LYONs" means the Liquid Yield Option (TM) Notes due 2021 (Zero Coupon-Subordinated) of Vishay.

           "Note" means a promissory note of Vishay payable to the order of Siliconix, in substantially the form of Exhibit A hereto, evidencing Loans.

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           "Permitted Borrower" means any of Vishay Europe GmbH, Vishay
Electronic GmbH, Pamela Verwatlungesellschaft mbH, Siliconix and any other Subsidiary of Vishay that may from time to time become a permitted borrower under the Credit Facility.

           "Person" means an individual, partnership, venture, unincorporated association, organization, syndicate, corporation, limited liability company or other entity, trust and trustee, executor, administrator or other legal or personal representative, or any government or any political subdivision or agency thereof.

           "Subsidiary" mean any corporation, association, joint stock company, limited liability company, partnership or business trust of which more than fifty percent (50%) of the outstanding voting stock or other ownership interests is owned either directly or indirectly by Vishay or one or more of its Subsidiaries, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by Vishay and/or its Subsidiaries.

              "Tax" means any tax, levy, duty, impost or withholding, together with interest (and any taxes payable upon the amounts paid or payable) thereon and fines and penalties with respect thereto which may be imposed by reason of any violation or default with respect to the law regarding such tax.

                                  ARTICLE II.
                         AMOUNTS AND TERMS OF THE LOANS

           Section 2.01. The Loan. Siliconix agrees, on the terms and conditions set forth in this Agreement and in its sole discretion, to make, from time to time, loans and advances (each a "Loan") to Vishay, on a revolving basis, as follows:

           (a) Maximum Amount. The principal amount of any Loan shall not exceed $100,000,000, and no more the one Loan shall be outstanding at any time.

           (b) Term. A Loan may either be payable on demand or for a term of days, but if for a term of days such term shall not exceed five (5) business days from the date the Loan is made. Loans shall not be outstanding for more than twenty (20) business days in the aggregate during any fiscal year of Siliconix. Whenever any payment hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest due upon payment.

           (c) Interest Rate. Each Loan shall bear interest on the outstanding principle amount thereof at a variable rate, which shall be the higher of
     (i) two times the highest rate of interest being earned by Siliconix on its short term money market investments anywhere in the world during the period in which the Loan is outstanding, or (ii) the highest rate of interest being paid by Vishay or any Permitted Borrower under the Credit Facility during the period in which the Loan is outstanding. Interest shall be payable as provided in Section 2.02 below.


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           (d) Expiration Date. In no event shall any Loan under this Agreement be outstanding after January 2, 2005.

           Section 2.02. Interest.

           (a) Ordinary Interest. Vishay shall pay interest on the unpaid principal amount of any Loan from the date of such Loan until such principal amount shall be paid in full at the rate of interest applicable to such Loan. Such interest shall be due and payable upon maturity of the Loan, or if the Loan is payable upon demand, at the time that demand for payment is made on the Loan. Interest shall be calculated on the basis of a year of 360 days. Siliconix shall timely furnish Vishay with such information as Vishay shall request in order to compute the interest that would be payable under clause (i) of Section 2.01(c). Vishay shall timely furnish Siliconix with such information as Siliconix shall request in order to compute the interest that would be payable under clause (ii) of Section 2.01(c). If and to the extent Vishay has not received the information from Siliconix necessary to determine the interest rate on any Loan by the date on which the Loan is required to be repaid, then Vishay may defer payment of the interest on (but not the principal of) the Loan until two (2) Business Days after the date on which Vishay receives from Siliconix the necessary information.

           (b) Default Interest. Vishay shall pay interest on the unpaid principal amount of any Loan that is not paid when due, and on the unpaid amount of all accrued but unpaid interest, fees and other amounts payable under the Loan Documents that is not paid when due, at a rate per annum equal to an additional three percent (3%) on the outstanding principal amount of the Loan above and in addition to the interest rate otherwise payable on the Loan in accordance with Section 2.01(c).

           Section 2.03. Borrowing Procedures. Vishay may request a Loan by delivery to Siliconix of a request (a "Loan Request") by an authorized officer of Vishay as follows:

           (a) Each Loan Request shall set forth:

                  (i) the amount of the proposed Loan (not to exceed the maximum amount provided in Section 2.01(a) above);

                  (ii) the proposed date of such Loan, which must be a Business Day; and

                  (iii) whether the request is for a Loan payable on demand or a
                        Loan payable after a term of days and, if the latter, the number of days of such term, not to exceed five business days.

           (b) Each such Loan Request shall be delivered to Siliconix by 2:00 p.m. (New York City time) at least two (2) Business Days prior to the proposed date of the Loan.

           (c) Each Loan Request shall represent that as of the date thereof:


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                  (i)   both before and after such Loan, the obligations of
                        Vishay set forth in the Loan Documents are valid, binding and enforceable obligations Vishay;

                  (ii) there is no Credit Facility Default in existence, and none will exist upon the making of such Loan (both before and after giving effect to such Loan); and

                  (iii) the representations and warranties contained the Loan
                        Documents are true and correct in all material respects and shall be true and correct in all material respects as of the making of such Loan (both before and after giving effect to such Loan).

           Section 2.04. Reimbursement and Indemnity.

           (a) In addition to interest and any other fees due hereunder or under the Note, Vishay shall reimburse Siliconix for the loss of interest income on cash of Siliconix or its Subsidiary required to fund any Loan, by reason of Siliconix's having to transfer such cash to a non-interest bearing or lower interest bearing account in order to facilitate the making of the Loan or to deposit any amount received on repayment of any Loan into such an account prior to transferring the repayment amount to the regular accounts of Siliconix or its Subsidiary. Siliconix shall timely inform Vishay of any reimbursable amounts due under this Section 2.04(a) (together with the method of calculation thereof), and Vishay shall pay such reimbursement within two (2) Business Days after receiving such information from Siliconix.

           (b) Vishay shall indemnify and save Siliconix harmless from all reasonable fees, expenses, losses, costs, damages and liabilities, including reasonable attorneys' fees and disbursements and costs of investigation, incurred by Siliconix by reason of enforcing the obligations of Siliconix under the Loan Documents or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with the Loan Documents or relating in any way to the imposition (or attempted imposition) on Siliconix of any liability for the violation of or non-compliance by any Person (or purported violation or non-compliance) with any law, rule or regulation resulting from the transaction contemplated by the Loan Documents, other than in each case resulting from the gross negligence or willful misconduct of Siliconix.

           (c) If the making of any Loan shall subject Siliconix to any Tax to which it would not have been subject but for the making of such Loan (other than Tax on the income of Siliconix resulting from the payment of interest to Siliconix under any Loan), including any increase in the payments required to be made by Siliconix under any tax sharing agreement and whether such Tax is imposed because of any change in any U.S. or non-U.S. tax laws, rules, regulations or judicial or administrative interpretations thereof occurring following the date of this Agreement, Vishay shall indemnify and hold Siliconix harmless from the liability for any such Tax.

           Section 2.05. Payments; Prepayments. (a) All payments in respect of an Loan shall be made prior to 2:00 p.m. (New York City time) on a Business Day. Any payments made after


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2:00 p.m. on a Business Day shall be deemed for the purpose of calculating interest hereunder to be made on the following Business Day.

           (b) Vishay may, without penalty, upon at one (1) Business Day's notice to Siliconix stating the proposed date and aggregate principal amount of the prepayment, prepay, in whole or in part, the outstanding principal amount of any Loan together with accrued interest to the date of such prepayment on the principal amount prepaid, together with all other fees and amounts payable in respect of this Agreement under the Loan Documents.

           Section 2.06. Use of Proceeds. Vishay shall use the proceeds of any Loan solely for the purpose of reducing its borrowings under the Credit Facility and for no other purpose.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

           Borrower represents and warrants and such representations and warranties as applicable shall be deemed to be continuing representations and warranties during the entire life of this Agreement:

           Section 3.01. Corporate Existence. Vishay is a corporation duly organized and validly existing in good standing under the laws of Delaware. Vishay is duly qualified and authorized to do business as a corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary, except where such failure to qualify and be authorized to do business will not have a material adverse impact on Vishay.

           Section 3.02. Due Authorization. Execution, delivery and performance of this Agreement and any other documents and instruments required under or in connection with this Agreement, and the Loan to Vishay are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of Vishay's restated certificate of incorporation or bylaws, and, except as have been previously obtained, do not require the consent or approval, material to the transactions contemplated by this Agreement of any governmental body, agency or authority.

           Section 3.03. Enforceability of Agreement. This Agreement, including without limitation, all other certificates, agreements and documents executed and delivered by Vishay under or in connection herewith have each been duly executed and delivered by duly authorized officers of Vishay and constitute the valid and binding obligations of Vishay, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

           Section 3.04. Non-contravention. The execution, delivery and performance of the Loan Documents and any other documents and instruments required under or in connection with this Agreement by Vishay are not in contravention of the terms of any indenture, material agreement


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or material undertaking to which Vishay is a party or by which it or its properties are bound or affected, except to the extent such terms have been waived or are not material to the transactions contemplated by the Loan Documents or to the financial performance of Vishay and its Subsidiaries, taken as a whole.

           Section 3.05. Consents, Approvals and Filings, Etc. Except as have been previously obtained, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person or party (whether or not governmental) is required in connection with the execution, delivery and performance of this Agreement, or any other documents or instruments to be executed and/or delivered by Vishay in connection therewith or herewith.

           Section 3.06. No Default. There exists no Credit Facility Default.

                                  ARTICLE IV.
                                EVENTS OF DEFAULT

           Section 4.01. Events of Default. Any of the following events is an "Event of Default" under this Agreement:

         (a) non-payment when due of the principal or interest of any Loan, or any fees or other payments due Siliconix in accordance with the terms thereof, and the continuance thereof for three (3) days;

         (b) the default in the observance or performance of any of the other conditions, covenants or agreements set forth in this Agreement and such event has continued for five (5) consecutive days after notice by Siliconix to Vishay;

         (c) any representation or warranty made by Vishay proves untrue in any material adverse respect when made or deemed made;

         (d) any Credit Facility Default; and

         (e) a creditors' committee shall have been appointed for the business of Vishay or any of its Subsidiaries; or if Vishay or any of its Subsidiaries shall have made a general assignment for the benefit of creditors or shall have been adjudicated bankrupt, or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors or shall fail to pay its debts generally as such debts become due in the ordinary course of business (except as contested in good faith and for which adequate reserves are made in such party's financial statements); or shall file an answer to a creditor's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for


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     any of its property or assets (otherwise than upon application or consent of Vishay or any of its Subsidiaries) and such appointment has not been dismissed or stayed within thirty (30) days from the date of appointment or if an order for relief or otherwise approving any petition for reorganization of Vishay or any of its Subsidiaries shall be entered; or if an involuntary petition is filed against Vishay or any of its Subsidiaries and shall not be dismissed or stayed within thirty (30) days from the date of filing thereof.

         Section 4.02. Remedies. If an Event of Default has occurred and is continuing hereunder, Siliconix may declare any outstanding Loan immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by Vishay; provided that upon the occurrence of any Event of Default specified in Section 4.01(e) above with respect to the Company, notwithstanding the lack of any declaration by Siliconix, any outstanding Loan shall become automatically due and payable without presentment, notice or demand.

         Section 4.03. Credit Facility Remedy. Without limiting any other remedy available to Siliconix under this Agreement or law, to the extent allowed under the terms of the Credit Facility, Siliconix is hereby authorized to borrow under the Credit Facility without further action or approval by Vishay for purposes of repaying to Siliconix any and all amounts due, owing and unpaid to Siliconix under the Loan Documents, including principal, interest, fees and any other amounts, either at maturity or accelerated maturity as provided in this Article IV.

                                   ARTICLE V.
                                  SUBORDINATION

           The obligations of Vishay under this Agreement, including in respect of any Loans, shall be subordinated to the obligations of Vishay under the Credit Facility to the same extent, and under the same terms, as the LYONs.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         Section 6.01. Notices, Etc. (a) All notices and demands of any kind which any party hereto may be required or desire to serve upon another party under the terms of this Agreement shall be in writing and shall be given by: (i) personal service upon such other party; or (ii) mailing a copy thereof by certified or registered mail, postage prepaid, with return receipt requested;
(iii) sending a copy thereof by Federal Express or equivalent courier service; or (iv) sending a copy thereof by facsimile, to the parties at the following addresses:

                     if to Vishay, at

                     63 Lincoln Highway
                     Malvern, Pennsylvania 19355
                     attention: Avi Eden
                     telecopier number:  610-889-2161;


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                     if to Siliconix, at

                     2201 Laurelwood Road
                     Santa Clara, California 95054
                     attention: King Owyang
                     telecopier number: 408-567-8200.

         In case of service by Federal Express or equivalent courier service or by facsimile or by personal service, such service shall be deemed complete upon delivery or transmission, as applicable. In the case of service by mail, such service shall be deemed complete on the fifth Business Day after mailing. The addresses and facsimile numbers to which, and persons to whose attention, notices and demands shall be delivered or sent may be changed from time to time by notice served, as hereinabove provided, by any party upon any other party.

         (b) Notwithstanding the foregoing, a Loan Request may be made telephonically, provided confirmation of such Loan Request is provided by Vishay in writing within one (1) Business Day in the manner specified in Section 6.01(e).

         Section 6.02. GOVERNING LAW. THIS AGREEMENT AND ANY NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

         Section 6.03. Entire Agreement. This Agreement and the documents referred to herein embody the entire agreement and understanding between the parties and supersede all prior agreements and understandings relating to the subject matter hereof.

         Section 6.04. No Waiver. No failure to exercise, and no delay in exercising, any right, power or remedy hereunder or under any document or instrument delivered pursuant hereto shall be deemed a waiver of or shall impair any right, power or remedy which Siliconix may have.

         Section 6.05. Severability. Any provision of this Agreement prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof or any Note, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Agreement shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of any Note.

         Section 6.06. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Vishay and Siliconix and their respective successors and assigns; provided, that Vishay may not transfer its rights or obligations under this Agreement without the prior written consent of Siliconix. Without limiting the generality of the foregoing, Siliconix may transfer and assign all or a portion of any Note and its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary.

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         Section 6.07. Set-off. All payments on or with respect of this
Agreement shall be made without set-off or counterclaim and free and clear of and without deduction of any kind or conditions of any nature.

         Section 6.08. Counterparts; Fax. This Agreement may be executed in any number of counterparts by fax, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

         Section 6.09. Amendment. No provision of this Agreement or any provision of any Note may be amended, modified, supplemented, changed, waived, discharged or terminated, except by a writing signed by Vishay and by Siliconix.








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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  VISHAY INTERTECHNOLOGY INC.



                                  By /s/ Richard N. Grubb
                                     ---------------------------------
                                       Name:  Richard N. Grubb
                                       Title: Chief Financial Officer


                                  SILICONIX INCORPORATED



                                  By /s/ King Owyang
                                     ---------------------------------
                                       Name:  King Owyang
                                       Title: President and Chief Executive
                                              Officer



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                                    EXHIBIT A
                                 PROMISSORY NOTE


Up to a maximum of U.S. $100,000,000                                     Dated:


         FOR VALUE RECEIVED, the undersigned, Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Siliconix INCORPORATED ("Siliconix"), in accordance with the terms of that certain Intercompany Loan Agreement, dated December 26, 2002, by and between Siliconix and Vishay (the "Intercompany Loan Agreement"), the principal sum of up to U.S. one hundred million dollars ($100,000,000), in the aggregate, or the unpaid principal amount of each loan made to the undersigned by Siliconix and outstanding under this Note on demand or the maturity date thereof, as the case may be, but in no event later than January 2, 2005.

         The principal amount due hereunder shall bear interest from the date of this Note at the interest rate in effect form time to time, as specified in the Intercompany Loan Agreement, for the actual number of days such amount (or any portion thereof) is actually outstanding based on a 360-day year.

         Payments of interest shall be made as provided in the Intercompany Loan Agreement.

         Both principal and interest are payable in lawful money of the United States of America, in same day funds. Any Loan made by Siliconix to Vishay pursuant to the Intercompany Loan Agreement, and all payments made on account of the principal amount thereof, shall be recorded by Siliconix. Defaulted interest shall be paid in accordance with the terms of the Intercompany Loan Agreement.

         The Intercompany Loan Agreement, among other things, provides for the making of Loans by Siliconix to Vishay from time to time in an aggregate amount approved by Siliconix, the indebtedness of Vishay resulting from each such Loan being evidenced by this Note or a promissory note substantially similar to this Note.

         Vishay hereby irrevocably waives presentment, demand, notice, protest, notice of nonpayment, notice of protest and all other notices, demands or conditions precedent in connection with the delivery, acceptance, performance, collection and/or enforcement of this Note.

         All payments on or with respect of this Note shall be made without set-off or counterclaim and free and clear of and without deduction of any kind or conditions of any nature.

         This Note and the obligations of Vishay hereunder shall be governed by and in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely in such State.

                                           VISHAY INTERTECHNOLOGY, INC.


                                           By
                                              --------------------------------
                                                 Name:
                                                 Title:



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

                                                     EXHIBIT B
                                            INTERCOMPANY LOAN STATEMENT

                                         Total Day  End of Day   Interest               Due    Reimbursemnt
  Date   Activity   Account   $ Amount   Activity    Balance       Rate      Interest   Date      Semnt
  ----   --------   -------   --------   --------   ----------   ----------  --------   ----   ------------




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